UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported): MAY 14, 2002 (MAY 10, 2002)


                             SUSA PARTNERSHIP, L.P.
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             (Exact Name of Registrant as Specified in its Charter)


                                    TENNESSEE
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                 (State or Other Jurisdiction of Incorporation)


           001-12403                                62-1554135
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    (Commission File Number)           (I.R.S. Employer Identification No.)


       175 TOYOTA PLAZA, SUITE 700, MEMPHIS, TENNESSEE        38103
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         (Address of Principal Executive Offices)           (Zip Code)


                                 (901) 252-2000
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 10, 2002, the Board of Directors of Security Capital Self Storage Incorporated, the general partner of SUSA Partnership, L.P. ("SUSA"), upon the recommendation of its Audit Committee, voted to replace Arthur Andersen LLP as the Company's independent public accountants and engaged KPMG LLP as its independent public accountants.

      The reports of Arthur Andersen LLP on the financial statements of SUSA for 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope or accounting principles. PricewaterhouseCoopers LLP audited the financial statements of SUSA for 2000.

      During 2001 and through the date of this Form 8-K, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make a reference to the subject matter of the disagreements in connection with its report, and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.

      SUSA provided Arthur Andersen LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen LLP's letter, dated May 14, 2002, stating its agreement with such statements.

      On May 10, 2002, Security Capital Self Storage Incorporated, in its capacity as SUSA's general partner, engaged KPMG LLP as its independent public accountants to audit SUSA's financial statements. During 2000 and 2001 and through the date of this Form 8-K, neither Security Capital Self Storage Incorporated nor SUSA consulted KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SUSA's financial statements, or any other matters or reportable items listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      Exhibit No.       Document Designation
      ----------        --------------------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SUSA Partnership, L.P.

                                By:  SECURITY CAPITAL SELF STORAGE
                                     INCORPORATED, its general partner

                                By:   /s/ Jeffery A. Klopf
                                     ---------------------------------
                                     Name:   Jeffrey A. Klopf
                                     Title:  Secretary


Date: May 14, 2002


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                                  EXHIBIT INDEX

      16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 14, 2002.